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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 21, 2005

MINES MANAGEMENT, INC.

(Exact Name of Registrant as Specified in its Charter)

IDAHO	000-29786	91-0538859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

905 W. Riverside Avenue, Suite 311, Spokane, Washington	99201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 838-6050

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (6-04)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 1.01.

Entry into a Material Definitive Agreement.

On October 21, 2005, Mines Management, Inc. (“MMI”) entered into a Securities Purchase Agreement with certain accredited investors pursuant to which MMI sold and such Purchasers bought, for an aggregate purchase price of $6,100,000, 1,016,677 shares of MMI’s common stock (the “Shares”) and five-year warrants to purchase 588,334 shares of MMI’s common stock with an exercise price of $8.50 per share (the “Warrants,” and together with the Shares, the “Securities”).  MMI intends to use the net proceeds of the sale of the Securities for general corporate purposes.

In connection with the sale of the Securities, MMI also entered into a Registration Rights Agreement with the Purchasers, dated October 21, 2005, pursuant to which MMI agreed to file a shelf registration statement covering resales of the Shares and the shares of common stock issuable upon exercise of the Warrants.

The Securities Purchase Agreement, the form of Warrant and the Registration Rights Agreement are filed with this Current Report, as Exhibits 4.1, 4.2 and 4.3, respectively.

Item 3.02.

Unregistered Sale of Equity Securities.

See Item 1.01, which is incorporated herein by reference.  The Securities issued in the private placement were issued in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D, Rule 506 promulgated under the Securities Act, in that the issuance did not involve a public offering.

Each investor in the private placement represented that it was an “accredited investor” as defined in Regulation D and that it was acquiring the Securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were affixed to the Securities issued in the private placement.

Item 9.01.

Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.	Description
4.1	Securities Purchase Agreement, dated October 21, 2005, by and among Mines Management, Inc. and the individuals and entities identified as Purchasers on the signature pages thereto.
4.2	Form of Warrant issued pursuant to the Securities Purchase Agreement.
4.3	Registration Rights Agreement, dated October 21, 2005, by and among by and among Mines Management, Inc. and the individuals and entities identified on the signature pages thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 24, 2005

Mines Management, Inc.

By: /s/ James H. Moore

James H. Moore

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Securities Purchase Agreement, dated October 21, 2005, by and among Mines Management, Inc. and the individuals and entities identified as Purchasers on the signature pages thereto.
4.2	Form of Warrant issued pursuant to the Securities Purchase Agreement.
4.3	Registration Rights Agreement, dated October 21, 2005, by and among by and among Mines Management, Inc. and the individuals and entities identified on the signature pages thereto.

4